Exhibit 99.1

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 18, 2018
Quarterly Collection Period Ending:	September 9, 2018
Quarterly Payment Date:	October 25, 2018

Debt Service Coverage Ratios and Senior ABS Leverage
			Holdco Leverage	Senior ABS Leverage	Quarterly DSCR
Current Period			5.49 x	5.96 x	3.46 x

One Period Prior			5.45 x	6.09 x	3.40 x

Two Periods Prior			5.33 x	5.69 x	4.14 x

Three Periods Prior			5.41 x	5.89 x	3.76 x

System Performance
Domestic
			Franchise	Company- Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period			5,296	396	5,692
Store Openings during Quarterly Collection Period			59	2	61
Store Transfers during Quarterly Collection Period			12	(12)	—
Permanent Store Closures during Quarterly Collection Period			(2)	—	(2)

Net Change in Open Stores during Quarterly Collection Period			69	(10)	59
Open Stores at end of Quarterly Collection Period			5,365	386	5,751

International
			Franchise	Company- Owned	Total International
Open Stores at end of prior Quarterly Collection Period			9,430	—	9,430
Store Openings during Quarterly Collection Period			192	—	192
Permanent Store Closures during Quarterly Collection Period			(19)	—	(19)

Net Change in Open Stores during Quarterly Collection Period			173	—	173
Open Stores at end of Quarterly Collection Period			9,603	—	9,603

			Franchise	Company- Owned	International
Same-Store Sales Growth for Quarterly Collection Period			6.4%	4.9%	3.3%

Potential Events
Material Concern
i.		Potential Rapid Amortization Event			No
ii.		Potential Manager Termination Event			No

Cash Trapping
				Commenced	Commencement Date
i.	a.	Partial Cash Trapping Period		No	N/A

	b.	Full Cash Trapping Period		No	N/A

ii.		Cash Trapping Percentage during Quarterly Collection Period			N/A

iii		Cash Trapping Percentage following current Quarterly Payment Date			N/A

iv.		Cash Trapping Percentage during prior Quarterly Collection Period			N/A

v.		Partial Cash Trapping Release Event			N/A

vi.		Full Cash Trapping Release Event			N/A

Occurrence Dates
				Commenced	Commencement Date
i.		Rapid Amortization Event		No	N/A

ii.		Default		No	N/A

iii.		Event of Default		No	N/A

iv.		Manager Termination Event		No	N/A

Non-Amortization Test
				Commenced	Commencement Date
i.		Non-Amortization Period		No	N/A

Extension Periods
				Commenced	Commencement Date
i.		Series 2017-1 Class A-1 first renewal period		No	N/A

ii.		Series 2017-1 Class A-1 second renewal period		No	N/A

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 18, 2018
Quarterly Collection Period Ending:	September 9, 2018
Quarterly Payment Date:	October 25, 2018

Allocation of Funds

1.	Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:

	i.		Outstanding Principal Balances
		a.	Advances Under Series 2017-1 Class A-1 Notes	$—

		b.	Series 2015-1 Class A-2-I Notes	$—

		b.	Series 2015-1 Class A-2-II Notes	$782,000,000.00

		b.	Series 2017-1 Class A-2-I Notes	$297,000,000.00

		b.	Series 2017-1 Class A-2-II Notes	$594,000,000.00

		b.	Series 2017-1 Class A-2-III Notes	$990,000,000.00

		b.	Series 2018-1 Class A-2-I Notes	$423,937,500.00

		b.	Series 2018-1 Class A-2-II Notes	$399,000,000.00

		c.	Senior Subordinated Notes	$—

		d.	Subordinated Notes	$—

	ii.		Reserve Account Balances
		a.	Available Senior Notes Interest Reserve Account Amount (1)	$36,600,306.34

		b.	Available Senior Subordinated Notes Interest Reserve Account Amount	$—

		c.	Available Cash Trap Reserve Account Amount (1)	$—

2.	Retained Collections for Current Quarterly Payment Date:

	i.		Franchisee Payments
		a.	Domestic Continuing Franchise Fees	$153,843,259.07

		b.	International Continuing Franchise Fees	$44,650,864.73

		c.	Initial Franchise Fees	$—

		d.	Other Franchise Fees	$—

		e.	PULSE Maintenance Fees	$(2,623.63)

		f.	PULSE License Fees	$658,044.00

		g.	Technology Fees	12,579,567.27

		h.	Franchisee Insurance Proceeds	$—

		i.	Other Franchisee Payments	$—

	ii.		Company-Owned Stores License Fees	$6,156,918.41

	iii.		Third-Party License Fees	$—

	iv.		Product Purchase Payments	$489,953,031.70

	v.		Co-Issuers Insurance Proceeds	$—

	vi.		Asset Disposition Proceeds	$—

	vii.		Excluded Amounts	$5,807,811.77

	viii.		Other Collections	$243,655.00

	ix.		Investment Income	$345,896.14

	x.		HoldCo L/C Agreement Fee Income	$27,224.16

		Less:
	xiii.		Excluded Amounts	$87,436,484.59

		a.	Advertising Fees	$81,628,672.82

		b.	Company-Owned Store Advertising Fees	$—

		c.	Third-Party Matching Expenses	$5,807,811.77

	xiv.		Product Purchase Payments	$489,953,031.70

	xiv.		Bank Account Expenses	$4,375.61

		Plus:
	xvi.		Aggregate Weekly Distributor Profit Amount	$32,744,340.29

	xvii.		Retained Collections Contributions	$—

	xviii.		Total Retained Collections	$169,614,097.01

1. Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 18, 2018
Quarterly Collection Period Ending:	September 9, 2018
Quarterly Payment Date:	October 25, 2018

3.	Adjusted Net Cash Flow for Current Quarterly Payment Date:

	i.	Retained Collections for Quarterly Collection Period	$169,614,097.01

		Less:
	ii.	Servicing Fees, Liquidation Fees and Workout Fees	$176,630.37

	iii.	Securitization Entities Operating Expenses paid during Quarterly Collection Period	$46,500.00

	iv.	Weekly Manager Fee Amounts paid during Quarterly Collection Period	$15,619,006.48

	v.	PULSE Maintenance Fees	$(2,623.63)

	vi.	Technology Fees	$12,579,567.27

	vii.	Administrative Expenses	$18,750.00

	viii.	Investment Income	$345,896.14

	vix.	Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$—

	viii.	Net Cash Flow for Quarterly Collection Period	$140,830,370.38

	ix.	Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$1,676,552.03

	x.	Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year	91

	xi.	Adjusted Net Cash Flow for Quarterly Collection Period	$152,566,234.58

4.	Debt Service / Payments to Noteholders for Current Quarterly Payment Date:

	i.	Required Interest on Senior and Senior Subordinated Notes
		Series 2017-1 Class A-1 Quarterly Interest	$179,445.19

		Series 2015-1 Class A-2-I Quarterly Interest	$—

		Series 2015-1 Class A-2-II Quarterly Interest	$8,746,670.00

		Series 2017-1 Class A-2-I Quarterly Interest	$2,721,250.29

		Series 2017-1 Class A-2-II Quarterly Interest	$4,576,770.00

		Series 2017-1 Class A-2-III Quarterly Interest	$10,192,050.00

		Series 2018-1 Class A-2-I Quarterly Interest	$4,362,316.88

		Series 2018-1 Class A-2-II Quarterly Interest	$4,317,180.00

	ii.	Required Principal on Senior and Senior Subordinated Notes
		Series 2015-1 Class A-2-I Quarterly Scheduled Principal	$—

		Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$2,000,000.00

		Series 2017-1 Class A-2-I Quarterly Scheduled Principal	$750,000.00

		Series 2017-1 Class A-2-II Quarterly Scheduled Principal	$1,500,000.00

		Series 2017-1 Class A-2-III Quarterly Scheduled Principal	$2,500,000.00

		Series 2018-1 Class A-2-I Quarterly Scheduled Principal	$1,062,500.00

		Series 2018-1 Class A-2-II Quarterly Scheduled Principal	$1,000,000.00

	iii.	Other
		Series 2017-1 Class A-1 Quarterly Commitment Fees	$245,694.07

	iv.	Total Debt Service	$44,153,876.43

	v.	Other Payments to Noteholders Relating to Notes
		Series 2017-1 Class A-1 Quarterly Contingent Additional Interest	$—

		Series 2015-1 Class A-2-I Quarterly Contingent Additional Interest	$—

		Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$—

		Series 2017-1 Class A-2-I Quarterly Contingent Additional Interest	$—

		Series 2017-1 Class A-2-II Quarterly Contingent Additional Interest	$—

		Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$—

		Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$—

		Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$—

5.	Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:

	i.	All available deposits in Series 2017-1 Class A-1 Distribution Account	$443,889.26

	iii.	All available deposits in Series 2015-1 Class A-2-I Distribution Account	$—

	iv.	All available deposits in Series 2015-1 Class A-2-II Distribution Account	$10,746,670.00

	v.	All available deposits in Series 2017-1 Class A-2-I Distribution Account	$3,471,250.29

	vi.	All available deposits in Series 2017-1 Class A-2-II Distribution Account	$6,076,770.00

	vii.	All available deposits in Series 2017-1 Class A-2-III Distribution Account	$12,692,050.00

	viii.	All available deposits in Series 2018-1 Class A-2-I Distribution Account	$5,424,816.88

	ix.	All available deposits in Series 2018-1 Class A-2-II Distribution Account	$5,317,180.00

	v.	Total on Deposit in Distribution Accounts	$44,172,626.43

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 18, 2018
Quarterly Collection Period Ending:	September 9, 2018
Quarterly Payment Date:	October 25, 2018

6.	Distributions for Current Quarterly Payment Date:

	Series 2017-1 Class A-1 Distribution Account
	i.	Payment of interest and fees related to Series 2017-1 Class A-1 Notes	$443,889.26

	ii.	Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2017-1 Class A-1 Notes	$—

	iii.	Principal payments to Series 2017-1 Class A-1 Notes	$—

	iv.	Payment of Series 2017-1 Class A-1 Notes Breakage Amounts	$—

	Series 2015-1 Class A-2-I Distribution Account
	i.	Payment of interest related to Series 2015-1 Class A-2-I Notes	$—

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-I Notes	$—

	iii.	Principal payment to Series 2015-1 Class A-2-I Notes	$—

	iv.	Make-Whole Premium related to Series 2015-1 Class A-2-I Notes	$—

	Series 2015-1 Class A-2-II Distribution Account
	i.	Payment of interest related to Series 2015-1 Class A-2-II Notes	$8,746,670.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-II Notes	$—

	iii.	Principal payment to Series 2015-1 Class A-2-II Notes	$2,000,000.00

	iv.	Make-Whole Premium related to Series 2015-1 Class A-2-II Notes	$—

	Series 2017-1 Class A-2-I Distribution Account
	i.	Payment of interest related to Series 2017-1 Class A-2-I Notes	$2,721,250.29

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-I Notes	$—

	iii.	Principal payment to Series 2017-1 Class A-2-I Notes	$750,000.00

	iv.	Make-Whole Premium related to Series 2017-1 Class A-2-I Notes	$—

	Series 2017-1 Class A-2-II Distribution Account
	i.	Payment of interest related to Series 2017-1 Class A-2-II Notes	$4,576,770.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-II Notes	$—

	iii.	Principal payment to Series 2017-1 Class A-2-II Notes	$1,500,000.00

	iv.	Make-Whole Premium related to Series 2017-1 Class A-2-II Notes	$—

	Series 2017-1 Class A-2-III Distribution Account
	i.	Payment of interest related to Series 2017-1 Class A-2-III Notes	$10,192,050.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-III Notes	$—

	iii.	Principal payment to Series 2017-1 Class A-2-III Notes	$2,500,000.00

	iv.	Make-Whole Premium related to Series 2017-1 Class A-2-III Notes	$—

	Series 2018-1 Class A-2-I Distribution Account
	i.	Payment of interest related to Series 2018-1 Class A-2-I Notes	$4,362,316.88

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-I Notes	$—

	iii.	Principal payment to Series 2018-1 Class A-2-I Notes	$1,062,500.00

	iv.	Make-Whole Premium related to Series 2018-1 Class A-2-I Notes	$—

	Series 2018-1 Class A-2-II Distribution Account
	i.	Payment of interest related to Series 2018-1 Class A-2-II Notes	$4,317,180.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-II Notes	$—

	iii.	Principal payment to Series 2018-1 Class A-2-II Notes	$1,000,000.00

	iv.	Make-Whole Premium related to Series 2018-1 Class A-2-II Notes	$—

		Total Allocations from Distribution Accounts	$44,172,626.43

7.	Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.	Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$—

	ii.	Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$—

	iii.	Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$—

8.	Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.	Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$—

	ii.	Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$—

	iii.	Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$—

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 18, 2018
Quarterly Collection Period Ending:	September 9, 2018
Quarterly Payment Date:	October 25, 2018

9.	Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.		Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$—

	ii.		Less draws on Available Cash Trap Reserve Account Amount	$—

	iii.		Less Cash Trapping Release Amount	$—

	iv.		Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$—

10.	Real Estate Disposition Proceeds

	i.		Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$—

	ii.		Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$—

11.	Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):

	i.		Series 2017-1 Class A-1 Notes	$48,120,369.00

	ii.		Series 2015-1 Class A-2-I Notes	$—

	iii.		Series 2015-1 Class A-2-II Notes	$780,000,000.00

	iv.		Series 2017-1 Class A-2-I Notes	$296,250,000.00

	v.		Series 2017-1 Class A-2-II Notes	$592,500,000.00

	vi.		Series 2017-1 Class A-2-III Notes	$987,500,000.00

	vii.		Series 2018-1 Class A-2-I Notes	$422,875,000.00

	viii.		Series 2018-1 Class A-2-II Notes	$398,000,000.00

	ix.		Senior Subordinated Notes	$—

	x.		Subordinated Notes	$—

	xi.		Reserve account balances:
		a.	Available Senior Notes Interest Reserve Account Amount	$36,509,175.18

		b.	Available Senior Subordinate Notes Interest Reserve Account Amount	$—

		c.	Available Cash Trap Reserve Account Amount	$—

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement

this	October 22, 2018

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:	/s/ Michelle Hook
Michelle Hook - Treasurer